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                                                                   EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 29, 1999, in the Registration Statement (Form S-4) of WinsLoew Furniture, Inc. for the registration of $105,000,000 of 12.75% Series B Senior Subordinated Notes due 2007.



                                                  /s/ ERNST & YOUNG LLP


Birmingham, Alabama
November 3, 1999